                                                                   Exhibit 10.14

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

CNRS No. 751272/00
                              COOPERATIVE AGREEMENT

                                     BETWEEN



NOVIRIO SARL,
Private Corporation with a capital of FF250,000 whose headquarters is located at 23-25 rue de Berry, 75008, Paris, France, trade registered in Paris under the No. B419909418 in the corporate and trade register, hereafter named NOVIRIO,
REPRESENTED BY MR. BRUNO LUCIDI, CHAIRMAN AND CEO,

acting in the name and on behalf of the mother company NOVIRIO Limited, represented by Mr. Jean-Pierre Sommadossi, Chairman of the Board of Directors,

AND

LE CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE,
Public Institution for scientific and technological research, whose headquarters is 3 rue Michel-Ange 75794, Paris, Cedex 16, France hereafter named the CNRS,
REPRESENTED BY ITS DIRECTOR GENERAL, MADAME CATHERINE BRECHIGNAC,

AND

L' UNIVERSITE MONTPELLIER II,
Public Institution with a cultural and professional vocation, located 2 place Eugene Bataillon 34095 Montpellier Cedex 5, hereafter named UMII,
REPRESENTED BY ITS PRESIDENT, MR. YVES ESCOUFIER,


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Both the CNRS and the UMII, hereafter referred to as the Organization, acting in their names and in the name and on behalf of the "Laboratoire de Recherche de Chimie Bio Organique", UMR5625 Universite Montpellier II - CNRS temporarily directed by Research Director, Professor G. Gosselin, hereafter referred to as the UMR

NOVIRIO, the CNRS and the UMII being designated, hereafter in this document, as "the Parties",

Considering that in application of the quadrennial agreement signed on November 22, 1997 between the CNRS, the UMII and the Ministry of Higher Education and Research, it is agreed that the UMII handles the UMR's research contracts and that the CNRS is responsible for valorizing them on behalf of the two institutions.

THE FOLLOWING IS AGREED TO:

ARTICLE 1: PURPOSE OF THE AGREEMENT

Together the Parties plan to conduct a research program and to allocate material, financial, and human resources to it. The entity formed by the research program and the means allocated to it is named the "COOPERATIVE LABORATORY of research on nucleosidic antiviral substances", hereafter designated as the COOPERATIVE LABORATORY.

The purpose of this agreement is to define the operating methods of the COOPERATIVE LABORATORY. It consists of a group of organizations whose aim is to achieve a common goal, and does not imply in any way the creation of a legal entity. It excludes the "affectio societatis" [intention to co-operate in a partnership and right to supervise its administration] and any other direct or indirect association with any corporation in any form whatsoever. Specifically, with regard to third parties, each of the Parties will act in its own name and on its own behalf.

ARTICLE 2: THE COOPERATIVE LABORATORY'S RESEARCH PROGRAM

This agreement applies to research in the field of [**], including all research related directly or indirectly to developing substances, tests, or associated synthesis procedures, referred to as the RESEARCH FIELD hereafter.
Its purpose is to facilitate the activity of the Parties in research and development for substances and methods that are relevant to the pharmaceutical industry.
The COOPERATIVE LABORATORY's research program, referred to as the Research Program hereafter, is defined annually. The initial Research Program is appended to this agreement (Annex 1). It is updated every year and, if necessary, modified according to the terms described in Article 5.1.2. In this case, Annex 1 is being updated.

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ARTICLE 3: MEANS ALLOCATED TO THE COOPERATIVE LABORATORY

3.1 COMPOSITION

The COOPERATIVE LABORATORY is comprised of personnel from the NOVIRIO Laboratories, and from the CNRS and the UMII working full-time or part-time in the Research Program. Temporary personnel may be added to the permanent personnel.
The permanent personnel is paid by and supervised by its original organization, according to the terms described in Article 6.

3.2 LOCATION

The COOPERATIVE LABORATORY is located in premises provided by the UMII on the site of the annex to the chemistry building. These premises are being provided free of charge.

3.3 MEANS

Each Party promises, for its part, to respect the plan for allocating resources to the COOPERATIVE LABORATORY as described in Annex 2. This Annex can be updated every year following concertation between the Parties.

In addition to these planned resources, the Parties will strive to obtain additional funding from different institutions likely to support the activities of the COOPERATIVE LABORATORY.
In particular, the Organization will do everything it can to welcome foreign researchers on long-term assignments with the COOPERATIVE LABORATORY.

ARTICLE 4: PARTNERSHIPS. MEMORANDA OF ASSOCIATION

Partners from the public or private sectors can be lead to collaborate in the context of COOPERATIVE LABORATORY activities. Such collaboration will be the subject of specific research projects signed by all of the Parties, and clauses related to ownership and exploitation of results must be compatible with those contained in this agreement. The present agreement shall prevail should there be inconsistencies between these specific contracts.


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ARTICLE 5: OPERATIONS

The definition and the implementation of the Research Program depend on the powers of the Steering Committee and of the Director of the COOPERATIVE LABORATORY, as indicated below.

5.1 STEERING COMMITTEE

5.5.1 Composition
The Steering Committee of the COOPERATIVE LABORATORY consists of two representatives from each Party, and of invited members.
The Steering Committee is made up as follows:

For NOVIRIO Laboratories:
Mr. Bruno Lucidi, Chairman and CEO
Mr. Jean-Pierre Sommadossi, Executive Chairman of NOVIRIO Laboratories, or their representatives.

For the CNRS:
Mr. Gilles Gosselin, Research Director at the CNRS
The Director of the Department of Chemistry at the CNRS, or their representatives.

For the University:
Mr. Jean-Louis Imbach, Professor at the Universite Montpellier II, The President of the Universite Montpellier II, or their representatives,

In agreement with the other Parties, each Party can invite a person who is renowned for his/her proficiency in the Research Field to join the Steering Committee. This person will participate in the Steering Committee's meetings in an advisory capacity.

Mr.  JL Imbach will preside over  Steering Committee.

5.1.2 POWERS
The Steering Committee's powers are the following:
- To determine the orientation of the COOPERATIVE LABORATORY's research and to define the annual content of the Research Program or any potential changes.
-      To prepare the annual update of Annex 1 described in Article 2.
- To make an annual assessment of the means allocated to the COOPERATIVE LABORATORY and to prepare a forecast of the resources (personnel, financial resources, equipment) necessary for the Research Program for the following year.
- To prepare a progress report on the COOPERATIVE LABORATORY's work and examine the results obtained.


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-      To make a complete appraisal of the collaboration one year before the expiration of this Agreement, and to propose to the Parties its possible renewal, in conformity with Article 12 hereafter.
- To decide matters within its competence related to publications and communications, in conformity with Article 8 hereafter.
- In general terms, to ensure that the activities carried out are in compliance with the goals and provisions of this Agreement, and to settle important questions related to the smooth operation of the COOPERATIVE LABORATORY.

5.1.3 MEETINGS
The Steering Committee will meet at least once a year when notified by its Chairman, who can also call a meeting at the request of one of the Parties. Following each meeting, a report is drawn up and sent out to each member of the Steering Committee.

5.2 DIRECTOR OF THE COOPERATIVE LABORATORY

The Director of the COOPERATIVE LABORATORY is appointed jointly by the Parties. For the duration of this Agreement, as stipulated in Article 12, the Director is Mr. Gilles Gosselin.

The Director is responsible for implementing the Research Program and managing the resources allocated by the Parties to the COOPERATIVE LABORATORY.
He oversees the publication and communications projects involving the COOPERATIVE LABORATORY's activities and is responsible for obtaining the Parties' agreement on those projects, as stipulated in Article 8.
He ensures that the personnel involved in the COOPERATIVE LABORATORY's activities respects the discipline and safety regulations, applicable on the premises provided by the UMII.

ARTICLE 6: PERSONNEL STATUS

The employees from each Party taking part in the activities of the COOPERATIVE LABORATORY retain their original status with their employer.

Each Party shall continue to assume all the legal, insurance, social [security], and tax obligations of the employer towards the employees on its payroll, to ensure their coverage for accidents at work and occupational diseases, and to exercise with respect to them all the prerogatives of administrative and personnel management. To this end, each Party shall have at its disposal all necessary elements for assessing its personnel.

Moreover, each Party provides third-party liability insurance for the actions of its staff in the framework of the COOPERATIVE LABORATORY activities. It is understood that each employee must comply with the discipline and safety regulations in force at the UMII, the institution in which the activities of the COOPERATIVE LABORATORY are carried out.


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The staff involved in the COOPERATIVE LABORATORY's activities has full access to all University facilities: restaurants, shared services, and libraries.

ARTICLE 7: CONFIDENTIALITY

Each Party promises not to publish, nor to use outside of the cooperation framework, nor to disclose to a third party, in any way whatsoever, any information which belongs to one or another of the Parties and which it could have knowledge of as a result of contacts stemming from this Agreement.

Each Party promises to inform its permanent and temporary staff of the terms of this Article and to ensure that this staff respects them.

This commitment remains effective as long as the information transmitted has not become part of the public domain, and without any violation of any commitments resulting from this article, this does not apply to information in cases where the Party who received this information can prove that it had explicit permission from the party concerned.

If in order to carry on its valorization mission, one of the Parties must disclose confidential information to a third party, this can be done only after written agreement is obtained from the other Parties, specifying the conditions of disclosure.

ARTICLE 8: PUBLICATIONS AND COMMUNICATIONS

The publications and communications relating to the COOPERATIVE LABORATORY's activities are made by mutual agreement between the Parties involved and must state the contribution made by each Party unless one of the parties explicitly requests not to be mentioned.

The Director of the COOPERATIVE LABORATORY must obtain the consent of each Party involved and they must reply within a maximum of [**] after this request. To that end, each Party will designate a representative within the Steering Committee responsible for evaluating publication or communications proposals and for giving his consent in the name of the Party involved.

If no response is received within this time frame, the agreement is considered to be implicit.

All communications or publications projects can be modified or have information withheld when disclosure could harm industrial and commercial use of the results of scientific studies.


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In any event, no Party can withhold approval of publication or communication for more than [**] after the request was made unless it has specified the strategic nature of this information. In this event, the decision relating to the nature and duration of the secret is made by the Steering Committee.

The provisions of this Article cannot constitute an obstacle:
- to the obligation of researchers and teacher-researchers to produce an activity report for the organization they are employed by, as this communication does not constitute disclosure with respect to industrial property laws.
- nor to presentations of theses of researchers whose scientific activity is related to this Agreement.
If necessary, researchers can provide a confidential activity report to the Comite National de la Recherche Scientifique, to the Chairman of the CNRS standing committee, and also to the President of the University of Montpellier
II. In the same way, theses can take place behind closed doors.

ARTICLE 9: INDUSTRIAL PROPERTY

The CNRS who is responsible for creating economic value out of the work of the UMR is mandated by the UMII to represent the Organization and act in its name in the context of monitoring the economic value-creation of the COOPERATIVE LABORATORY's activities.

9.1 RESULTS OBTAINED BY THE COOPERATIVE LABORATORY

Results obtained by the COOPERATIVE LABORATORY, within the framework of work carried out under this Agreement, are owned jointly by the Parties.

The rules of co-ownership are defined in Annex 3 and are an integral part of this Agreement.

9.2 RESULTS OBTAINED OUTSIDE OF THE COOPERATIVE LABORATORY

In the Research Field, as defined in Article 2, each Party retains ownership of its own research and development activities conducted before the COOPERATIVE LABORATORY was formed or outside of the Research Program conducted collectively within the context of this Agreement.

An Owner Party can concede to others the right to use his knowledge at no cost in order to carry out activities conducted within the context of the COOPERATIVE LABORATORY.

ARTICLE 10: EXPLOITATION OF RESULTS

For the purpose of this article, products and therapeutic procedures for [**] created in the Research Field are defined and considered as being in the Exploitation Field.


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10.1  MANAGING EXPLOITATION

The Parties promise to implement all possible means in order to exploit the results obtained within the COOPERATIVE LABORATORY framework, whether or not those results are patent-protected, co-owned, or are the subject of secret technical files. For this, they will either exploit them directly, or they will search for partners capable of moving the so-called results into the industrial stage, and will sign with these new partners all necessary partnering agreements for licensing options, definitive licenses, or transfer of know-how.

10.2 EXPLOITING COOPERATIVE LABORATORY RESULTS

10.2.1 WITHIN THE EXPLOITATION FIELD

a) NOVIRIO has exclusive world rights to exploit directly or indirectly the results obtained in the Exploitation Field within the COOPERATIVE LABORATORY framework and in this case agrees to provide a royalty to the Organization under the conditions prescribed in Article 11.

b) NOVIRIO will ensure management of exploitation results within the Exploitation Field, as stipulated in Article 10.1.

c) In the event of indirect exploitation by NOVIRIO, NOVIRIO acting by order of and on behalf of the Parties will sign agreements with its new partners, provided that it has previously informed the Organization in writing about the partner and the terms of the contract. NOVIRIO will transmit a copy of the signed agreements to the Organization.

d) In the event that NOVIRIO foregoes exploiting the results in the context of co-ownership, it is agreed that the Organization may, following NOVIRIO's written consent, exploit those results instead of NOVIRIO. In this case, the Organization will pass on to NOVIRIO a portion of the royalties it will collect, the proportion to be determined case by case, under the conditions stipulated in a signed agreement between the Parties.

10.2.2 OUTSIDE THE EXPLOITATION FIELD

Exploitation management as described in Article 10.1, will be ensured by the Organization outside of the Exploitation Field. The Organization acting by order of and on behalf of the Parties, will sign agreements with its new partners, provided that it has previously received the written consent of NOVIRIO with respect to the partner and the terms of the contract. NOVIRIO will not withhold its consent without any legitimate motives. In the event of no response [**] after the request, the agreement will prevail.


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The Organization will pass on to NOVIRIO a portion of the royalties it will collect, the proportion to be determined case by case, under the conditions stipulated in a signed agreement between the Parties.

10.3 EXPLOITATION OF THE UMR RESULTS

10.3.1 WITHIN THE EXPLOITATION FIELD

In the case of results obtained by the UMR during this Agreement, outside of the COOPERATIVE LABORATORY, within the EXPLOITATION Field, NOVIRIO has priority evaluation rights, for a period of [**], to consider direct exploitation of those results. An exploitation agreement stipulating the royalty conditions will have to be signed with the owner Party/Parties involved, before any marketing initiative is made.

10.3.2 OUTSIDE OF THE EXPLOITATION FIELD

In the case of results obtained by the UMR outside of the COOPERATIVE LABORATORY, outside of the Exploitation Field, the Organization is totally free to exploit the results without having to inform NOVIRIO of this or to pay NOVIRIO any royalties.

ARTICLE 11: ROYALTIES FROM EXPLOITATION OF RESULTS BY NOVIRIO

In the event of direct or indirect commercial exploitation of the results, NOVIRIO promises to pay a royalty to the Organization with a fixed rate of [**]% on worldwide sales by NOVIRIO, its subsidiaries and its licensees, for the duration of this commercial exploitation. The Parties will sign an agreement specifying the terms of the royalty payments before any marketing initiative is made.

ARTICLE 12: DURATION - RENEWAL - CANCELLATION

This agreement shall be for a duration of four years, starting the first of January, 1999. One year before the end of the agreement, the Steering Committee will gather to make an overall assessment of the results of the collaboration and define the modalities whereby this collaboration could continue, in terms of scientific objectives and in terms of resources. The Steering Committee will communicate its conclusions to the Parties who will take the decision to stop or continue the collaboration. In the latter case, this Agreement will be extended by means of an amendment.

One of the Parties is entitled to automatically terminate this Agreement in the event of non-fulfillment by the other Party of one or more of the obligations mentioned in this agreement. Termination shall only be effective three months after the complaining party


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
 has sent a registered letter with acknowledgement of receipt, specifying the reasons for the complaint, unless, within this time frame, the defaulting party fulfils its obligations or proves that the non-fulfillment resulted from a "force majeure" event.

Termination shall not exempt the defaulting party from fulfilling its obligations contracted under this agreement prior to the effective date of termination. In addition, the defaulting party shall be liable for any harm suffered by the complaining party due to the early termination of this agreement.

Notwithstanding expiration of the Agreement or its earlier termination:
         The provisions provided for in the "Confidentiality" article remain in effect for the time periods stipulated in the aforementioned article. The provisions provided for in the articles "Industrial Propriety", "Exploitation of Results" and "NOVIRIO Exploitation Royalties " remain in effect.

ARTICLE 13: LITIGATION AND DISPUTES

The Parties shall try to settle out of court all litigation and disputes that could arise from the interpretation of this Agreement. In the case of persistent disagreement, the case will be referred to the court of competent jurisdiction.


                                                 Drawn up in Montpellier on:
                                                 2/19/99
                                                 In four original copies

------------------------------------- ----------------------------------- -----------------------------------
For the Director General of           President of the University         Chairman and CEO of
the CNRS and on his                   Montpellier II                      NOVIRIO
authority,
the Regional Delegate                [illegible initials]                [illegible signature]

[illegible initials]
Michel RETOURNA                        Yves ESCOUFIER                      Bruno LUCIDI
------------------------------------- ----------------------------------- -----------------------------------



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                                     ANNEX 1

                           SCIENTIFIC RESEARCH PROGRAM


The objective of the Scientific Research Program is to discover new nucleosidic analogs.

These new analogues will have to be tested in order to define their potential activity against viral infections, viruses such as [**] and other viruses, which can cause viral infections in humans and compromise the vital prognosis.

The research program will consider [**]
Furthermore, there are plans to include in this program [**], which could [**] There are plans to produce [**], plans are [**]
In these conditions, and only for the selected compounds, research into improving [**] will be initiated.





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                                     ANNEX 2

                     RESOURCES OF THE COOPERATIVE LABORATORY


1 - PERSONNEL

1.1 WORK FORCE

CONTRIBUTION BY THE CARS:
A part-time Research Director - Dr. G. Gosselin
A part-time administrative technician, - Mrs. MC Bergogne

CONTRIBUTION BY THE UMII:
A part-time Professor,  - Prof. JL Imbach

CONTRIBUTION BY NOVIRIO:
[**] Research Engineers and Laboratory Technicians (*)

(*) These employees are hired by NOVIRIO within the framework of the implementation of the COOPERATIVE LABORATORY, thereby creating five local jobs.

1.2 PERSONNEL COST BASE

The cost basis for CNRS and University personnel corresponds to the average cost of the corresponding categories. The cost bases for the NOVIRIO Laboratories personnel are determined based on the real cost of the employed personnel, including the administrative costs associated with the personnel, whose activity that is devoted entirely to implementing the Research Program.

2 - FACILITIES

The facilities are provided by the Universite Montpellier II. The COOPERATIVE LABORATORY has at its disposal a surface area of at least 200 m2 located on the fourth floor of building 17, the chemistry annex.

The facilities are in great need of renovations must be adapted to meet conformity standards. The costs of this undertaking will be borne entirely by NOVIRIO.

The infrastructure costs of the COOPERATIVE LABORATORY are determined based on the average cost per square meter of the University research facilities, evaluated by the University for the [**] fiscal year. Those costs are borne entirely by the UMII, in the context of its contribution to the COOPERATIVE LABORATORY and in consideration of the renovation work financed by NOVIRIO.


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3 - SCIENTIFIC EQUIPMENT AND OPERATIONS

The scientific equipment required for carrying out the Research Program will be provided [**].
The operating costs of the COOPERATIVE LABORATORY (consumable goods, mission costs) will be borne [**]. The budget corresponding to the cost for consumable goods will be managed by the Universite Montpellier II.

Each year, NOVIRIO will deliver to the UMII, a sum corresponding to the estimated annual cost before taxes of the consumable goods, to which the applicable VAT rate is added, upon the condition that the research program defined in Annex 1 is carried out (1.3 and 2.3 of chart 1).
This sum will be paid in two installments:
- an installment amounting to [**]% of the amount during the [**] month of the year.
- an installment amounting to the outstanding balance for the year during the [**] month of the year.

The sums will be deposited by NOVIRIO into an account opened in the name of the University Accounting Officer under the account CCP-MONTPELLIER. No. 20041-01009-0523466F030-30.

4 - DISTRIBUTION OF RESOURCES

---------------------------------------------------------------------------------------------------------------------------------
 Financing Organization       Nature of costs                [**](in          [**](in         [**](in      [**](in       TOTAL
                                                                KF               KF              KF           KF        (Before
                                                            before tax)      before tax)     before tax)   before tax)    tax)
---------------------------------------------------------------------------------------------------------------------------------
                                 Personnel
---------------------------------------------------------------------------------------------------------------------------------
CNRS                          CNRS                              [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
UMII                          UMII                              [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
NOVIRIO                       NOVIRIO                           [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
                                 Facilities
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Infrastructure costs              [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Renovation of reception           [**]                                                       [**]
                              facilities*
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Renovation and                    [**]            [**]            [**]          [**]         [**]
                              changes to meet
                              conformity standards
---------------------------------------------------------------------------------------------------------------------------------
                              Scientific Environment
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Equipment                         [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Consumable goods                  [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------


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
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Patents                           [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
[**]                          Mission costs                     [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                              NOVIRIO Sub-total                 [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
                              UMII Sub-total                    [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
                              CNRS Sub-total                    [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------
                              TOTAL                             [**]            [**]            [**]          [**]         [**]
---------------------------------------------------------------------------------------------------------------------------------

(*)Premises that can accommodate people who used to occupy the areas attributed to the Cooperative Laboratory. The budget used for expenses for consumable goods will be subjected to the rules governing the University. Any budget surplus not used during the year will be considered part of the operating budget for the laboratory for the following year during the annual budget reassessment.




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                                     ANNEX 3

                             CO-OWNERSHIP SETTLEMENT
                        OF COOPERATIVE LABORATORY RESULTS


Any patents covering the Research Results obtained in the framework of the COOPERATIVE LABORATORY will be taken out in the [**] Organization and of NOVIRIO, [**] assuming all costs for submitting a patent, for the patent being granted, for maintaining it, and for defending it.

[**] will have the sole authority to act in the name of co-ownership, informing the Organization, in all administrative procedures concerning Patents.

The co-ownership shares in patents attributed to each of the Parties will be determined at the time of the patent's submission and will be based on the intellectual and financial contributions of the Parties to the invention.

ARTICLE 1 - SUBMISSION

1.1 - VALUE ENHANCEMENT STRATEGY

During the execution of this agreement, each Party will promptly notify the other Party in writing of the inventions made in the framework of the COOPERATIVE LABORATORY.

[**] will evaluate the opportunity and the timing for submitting patents protecting those inventions.

[**] will inform the Organization of its decision at the earliest opportunity. When it decides not to submit a patent, it will specify whether this decision is the result of a wish to keep the invention secret or of disinterest in it. In the latter case, the Organization will be able, if it deems this necessary, to proceed with the submission in the conditions stipulated in Article 3.

1.2 - SUBMISSION PROCEDURES

NOVIRIO will provide the Organization with the text of patent requests, and will keep it informed of developments in the procedure.

The Organization promises to provide NOVIRIO with all the necessary materials, technical or administrative, that NOVIRIO might need for the submission and granting of patents.


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

NOVIRIO will choose the representative responsible for submitting the request.

The Parties promise that the name of the inventors will be mentioned in agreement with the legal provisions in effect, in the patent requests.

The Parties are committed to ensuring that their employees, mentioned as inventors, provide all the signatures and accomplish all the formalities required for submission, approval, enforcement, and protection of the aforesaid patents, in particular that they sign the assignment of rights in accordance with the American procedure.

ARTICLE 2 - CO-OWNERSHIP EXPLOITATION EXPENSES

NOVIRIO will cover all of the administrative costs for patents.

ARTICLE 3 - ABANDONMENT OF RIGHTS

If NOVIRIO is not interested in submitting a patent, it will have to notify, in a timely manner and in writing, the Organization that can then proceed with the submission in its name and at its expense.

ARTICLE 4 - INFRINGEMENT OF PATENT

4.1. The co-owners will inform each other mutually in the shortest time possible of any instance of infringement of patent by third parties that they are aware of and/or any claim or patent infringement action brought against them, and will provide each other with all of the necessary elements at their disposal allowing them to evaluate the nature and the impact of such.

4.2. If one of the Parties estimates that the observed infringement could significantly impact the exploitation of one or more patents, it can consult the other Party to discuss the most appropriate measures to end the infringement.

4.3. If the Parties mutually agree that there are reasons for taking legal action against the third Party, they will determine if such actions must be taken jointly. In this event, it is up to [**] to direct this legal proceeding and to act only after consulting the Organization and to take into account all reasonable remarks formulated by the latter.

4.4. The Parties will determine in advance expenses to be borne by each of them. Failure to do so means the respective contribution of the Parties in court costs will be shared equally. Any damages awarded to them by the courts will be shared between them in proportion to their participation in external expenses incurred to prosecute the action successfully.

4.5. If one of the Parties does not wish to undertake legal action, the other Party may then take legal action, at its own initiative and in its own name. It will bear the court costs, and indemnities, including possible punitive damages, will be awarded to that Party indefeasibly and in full.


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4.6. The Parties make a mutual commitment to provide all documents, powers, and signatures to each other that they might need to undertake the legal actions in accordance with the stipulations contained in this article.

4.7. If any patent infringement actions were brought against one of the Parties for using co-ownership Results, based on use of patents and/or of know-how obtained in the framework of the COOPERATIVE LABORATORY, the other Parties will communicate information they have for its defense. If the accused Party is condemned following a patent infringement action, it will not implicate the other Parties. In particular, it will refrain from impleading another party and will not request any indemnity, nor refund of sums of any kind already delivered to that party, nor any reduction in sums still owed at the time of the final legal decision.

ARTICLE 5 - ASSIGNMENT OF RIGHTS

Each co-owner can dispose of all or part of its co-ownership rights for patents or patent requests and the corresponding secret technical files. The third Party assignee will then be subrogated to the assignor in all rights and obligations resulting from co-ownership of the securities under consideration.

Prior to any partial or total assignment of a co-ownership right, the assignor Party must notify the other co-owner of its intention to assign its rights in a registered letter mailed to the other co-owner, naming the third Party assignee if possible, and specifying the financial conditions of the assignment. In this case, the other co-owners will benefit by virtue of a preemptive right to financial conditions at least equal to those consented to the third Party. This preemptive right will stand for a period of two months following notification. At the end of this time, the assignor Party will benefit from the assignment authorization automatically.

Provided the third Party assignee has confirmed previously in a registered letter with acknowledgement of receipt, addressed to the co-owner who is not assigning rights, his total adhesion to the current co-ownership regulations, the assignee will be automatically subrogated to the assignor in the rights and obligations provided for in the aforementioned regulations.

ARTICLE 6 - DURATION OF CO-OWNERSHIP

All of these provisions will apply as long as the last intellectual property rights subjected to co-ownership remain in force.


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